UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 24, 2012

(Date of earliest event reported)

GeoResources, Inc.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Cypress Station Drive, Suite 220

Houston, Texas 77090

(Address of principal executive offices) (Zip Code)

(281) 537-9920

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement and Plan of Merger

On April 24, 2012, GeoResources, Inc., a Colorado corporation (the “Registrant”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Halcón Resources Corporation, a Delaware corporation (“Parent”), Leopard Sub I, Inc., a Colorado corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and Leopard Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Second Merger Sub”), pursuant to which Parent has agreed to acquire all of the issued and outstanding shares of common stock of the Registrant. Under the terms and subject to the conditions set forth in the Merger Agreement, which was unanimously approved by the Boards of Directors of both the Registrant and the Parent, Merger Sub will merge with and into the Registrant, with the Registrant surviving as a direct wholly owned subsidiary of Parent (the “Merger”), and shortly thereafter the Registrant will merge with and into Second Merger Sub, with Second Merger Sub surviving as a direct wholly owned subsidiary of Parent (the “Second Merger”). The Merger and the Second Merger, taken together, are intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, to the extent of the stock portion of the merger consideration received by shareholders of the Registrant.

The per share consideration is fixed in the Merger Agreement at $20.00 in cash and 1.932 shares of Parent common stock for each issued and outstanding share of the Registrant’s common stock (excluding shares held by the Registrant in treasury and dissenting shares in accordance with Colorado law). Outstanding options to purchase shares of Registrant common stock may either be exercised immediately prior to the effective time of the Merger on a net cashless basis and converted into the right to receive the merger consideration or converted into options to purchase Parent common stock; outstanding warrants to purchase Registrant common stock will be assumed by Parent and converted into warrants to acquire Parent common stock; and issued and outstanding restricted stock units of the Registrant will be settled through the issuance of one share of common stock of the Registrant in respect of each restricted stock unit and thereafter converted into the right to receive the merger consideration.

Consummation of the transactions contemplated in the Merger Agreement is conditioned upon, among other things, (1) approval by the shareholders of each of the Registrant and Parent, (2) the receipt of all required regulatory approvals, (3) the absence of any order or injunction prohibiting the consummation of the Merger, (4) subject to certain exceptions, the accuracy of representations and warranties with respect to the Registrant’s or Parent’s business, as applicable, (5) receipt of customary tax opinions and (6) the effectiveness of a registration statement relating to the shares of Parent common stock to be issued in the Merger. The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, the Registrant will be required to pay Parent a termination fee of approximately $27.8 million, approximately 2.75% of the merger consideration. In certain circumstances involving the termination of the Merger Agreement, the Registrant or Parent will be obligated to reimburse the other’s expenses incurred in connection with the transactions contemplated by the Merger Agreement in an aggregate amount not to exceed $10 million.

Each of the parties has made customary representations, warranties and covenants in the Merger Agreement, including among others (i) to conduct its business in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger, (ii) to cause a meeting of its shareholders to be held to consider the adoption of the Merger Agreement, (iii) for Parent board of directors to recommend that its shareholders adopt and approve the issuance of Parent common stock to be issued in the Merger, (iv) subject to certain exceptions, for the Registrant’s board of directors to recommend that its shareholders adopt and approve the Merger Agreement and (v) subject to certain exceptions, for the Registrant not to (A) solicit proposals relating to alternative business combination transactions or (B) enter into discussions concerning or provide information in connection with alternative business combination transactions.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding its terms and is qualified in its entirety by the terms and conditions of the Merger Agreement. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the transactions described therein, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to that agreement, and may be subject to limitations agreed among those parties, including being qualified by confidential disclosures among those parties. Instead of establishing matters as facts, the representations and warranties may have been made to allocate risks contractually among the parties, including where the parties do not have complete knowledge of all facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The assertions embodied in such representations and warranties are qualified by information contained in disclosure letters that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on representations, warranties, covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Registrant’s or Parent’s public disclosures.

Voting Agreements

In connection with the Merger Agreement, certain of the Registrant’s officers and directors (and certain of their affiliates) entered into a voting agreement dated as of April 24, 2012 with Parent and Merger Sub (the “Company Voting Agreement”). The Company Voting Agreement provides that each holder will vote his shares in favor of the approval and adoption of the Merger Agreement and will not sell or transfer his shares until the Company Voting Agreement terminates. The Company Voting Agreement terminates (i) at the closing of the Merger, (ii) if the Merger Agreement is terminated in accordance with its terms, or (iii) upon any amendment to the Merger Agreement to decrease the merger consideration or otherwise alter the Merger Agreement in a manner adverse to the officer or director in any material respect. As of the date of this Current Report on Form 8-K, such holders own approximately 17.1% of the issued and outstanding common stock of the Registrant.

In connection with the Merger Agreement, HALRES, LLC, a Delaware limited liability company (“HALRES”) entered into a voting agreement dated as of April 24, 2012 with the Registrant (the “Parent Voting Agreement”). The Parent Voting Agreement provides that HALRES will vote its shares in favor of the issuance of the Parent common stock to be issued in the Merger and will not transfer its shares until the Parent Voting Agreement terminates. The Parent Voting Agreement terminates at the Closing of the Merger or if the Merger Agreement is terminated in accordance with its terms. As of the date of this Current Report on Form 8-K, HALRES owns approximately 51% of the issued and outstanding common stock of Parent.

The foregoing descriptions of the voting agreements do not purport to be complete and are qualified in their entirety by reference to the Company Voting Agreement and Parent Voting Agreement, a copy of which are attached hereto as Exhibits 2.2 and 2.3, respectively, and are incorporated herein by reference.

Confidential Information, Non-Competition and Non-Solicit Agreement

At Parent’s request and direction, and as an inducement to Parent’s willingness to enter into the Merger Agreement, Frank A. Lodzinski, Chairman, President and Chief Executive Officer of the Registrant, entered into a Confidential Information, Non-Competition and Non-Solicit Agreement dated as of April 24, 2012 with Parent (the “Non-Compete Agreement”), which is conditioned upon the consummation of the Merger. In the Non-Compete Agreement, Mr. Lodzinski has agreed, among other things not to (i) disclose certain confidential information related to the Registrant and its properties or (ii) for six months after the effective time of the Merger, engage in certain competitive activities within a specified proximity of the Registrant’s or Parent’s oil and gas interests as of the effective time of the Merger or solicit employees of the Registrant or Parent or otherwise induce those employees, or customers of the Registrant or Parent, to terminate their relationship with the Registrant or Parent. Mr. Lodzinski did not receive any compensation for entering into the Non-Compete Agreement.

The foregoing description of the Non-Compete Agreement does not purport to be complete and is qualified in its entirety by reference to the Non-Compete Agreement, a copy of which is attached hereto as Exhibit 2.4 and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On April 25, 2012, the Registrant and Parent provided supplemental information regarding the transactions contemplated by the Merger Agreement in connection with a joint presentation with analysts and investors. A copy of the presentation is furnished with this Current Report on Form 8-K as Exhibit 99.2, and is incorporated herein by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Registrant makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.2, that is required to be disclosed solely by Regulation FD.

Item 8.01 OTHER EVENTS

On April 25, 2012, the Registrant and Parent issued a joint press release entitled “Halcón Resources Agrees to Acquire GeoResources.” A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K, and the documents incorporated herein by reference, contain forward-looking statements within the meaning of Section 27A of the Securities Act, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: the possibility that the companies may be unable to obtain shareholder or other approvals required for the transaction or satisfy the other conditions to closing; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; inability to integrate and realize expected value from acquisitions on a timely basis, inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change or governmental approvals may be delayed or withheld. The Registrant’s and Parent’s annual reports on Form 10-K for the year ended December 31, 2011, recent current reports on Form 8-K, and other Securities and Exchange Commission filings discuss some of the important risk factors identified that may affect the business, results of operations and financial condition. The Registrant and Parent undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Additional Information About the Transaction

The Registrant and Parent intend to file materials relating to the transaction with the SEC, including a registration statement of Parent, which will include a prospectus of Parent and a joint proxy statement of the Registrant and Parent. The definitive joint proxy statement/prospectus will be mailed to shareholders of the Registrant and Parent. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REGISTRANT, PARENT AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Registrant can be obtained free of charge from the Registrant’s website at www.georesourcesinc.com. The documents filed with the SEC by Parent can be obtained free of charge from Parent’s website at www.halconresources.com.

Participants in Solicitation

The Registrant, Parent and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Registrant and Parent in respect of the proposed transaction. Information regarding the Registrant’s directors and executive officers is available in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on April 29, 2011, and information regarding Halcón Resources’ directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 5, 2012, and its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 12, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Contacts:

GeoResources, Inc.:

Quentin Hicks Director of Acquisitions and Financial Planning

Telephone: (281) 377-9716

Halcón Resources Corporation:

Scott M. Zuehlke

Director of Investor Relations

Telephone: (832) 538-0314

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibit are filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger Among Halcón Resources Corporation, Leopard Sub I, Inc., Leopard Sub II, LLC and GeoResources, Inc.

2.2	Company Voting Agreement.

2.3	Parent Voting Agreement.

2.4	Confidential Information, Non-Competition and Non-Solicit Agreement.

99.1	Press Release.

99.2	Slideshow Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

	By:	/s/ Frank A. Lodzinski
	Name:	Frank A. Lodzinski
Date: April 25, 2012	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger Among Halcón Resources Corporation, Leopard Sub I, Inc., Leopard Sub II, LLC and GeoResources, Inc.

2.2	Company Voting Agreement

2.3	Parent Voting Agreement

2.4	Confidential Information, Non-Competition and Non-Solicit Agreement

99.1	Press Release

99.2	Slideshow Presentation